BLACKROCK FUNDS V

BlackRock Core Bond Portfolio

(the “Fund”)

Supplement dated August 27, 2019 to the

Statement of Additional Information (“SAI”), dated January 28, 2019, as amended and supplemented to date

On July 29, 2019, the Board of Trustees of BlackRock Funds V approved the appointment of each of BlackRock International Limited and BlackRock (Singapore) Limited as a sub-adviser of the Fund (together, the “Sub-Advisers”), pursuant to a separate sub-advisory agreement between each Sub-Adviser and BlackRock Advisors, LLC with respect to the Fund. The addition of each Sub-Adviser as a sub-adviser of the Fund is effective on August 27, 2019.

The following change is made to the SAI:

The following is added as the tenth paragraph in the section of the SAI entitled “Management and Advisory Arrangements”:

The Manager entered into sub-advisory agreements (the “Sub-Advisory Agreements”) with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisers”) pursuant to which the Sub-Advisers receive for the services they provide for that portion of the Core Bond Fund for which each Sub-Adviser serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the Core Bond Fund.

Shareholders should retain this Supplement for future reference.

SAI-BRFIIH-0819SUP